Convertible Preferred Stock Warrants	12 Months Ended
Dec. 31, 2013
Convertible Preferred Stock Warrants

8. Convertible Preferred Stock Warrants

In connection with the First Loan Agreement and Second Loan Agreement entered into or amended during the years ended December 31, 2005, 2006, 2007, 2008, 2011 and 2012 (Note 6), we issued warrants to purchase an aggregate of 525,502 shares of convertible preferred stock, all of which were exercisable upon issuance. As of December 31, 2013, all of the convertible preferred stock warrants remained outstanding as follows (in thousands, except share and per share amounts):

Class of Shares	Issuance Date(s)	Expiration Date(s)	No. of Shares	Exercise Price per Share	As of December 31, 2012

Series A-2	2005 and 2006	2015 and 2016	245,899	$0.61	$1,632
Series B	2006 through 2008	2016 through 2018	118,942	$1.32	925
Series D	June 2010	June 2020	100,000	$0.39	634
Series E	August 2011	August 2021	60,661	$1.36	338

Total					$3,529

Prior to our IPO, the fair value of the warrants was recorded as a warrant liability. The warrant was recorded at its estimated fair value utilizing the Monte Carlo model with changes in the fair value of the warrant liability reflected in other expense, net. Upon the completion of our IPO, the shares underlying the warrants were converted from warrants to purchase preferred stock into warrants to purchase approximately 616,000 shares of common stock, and the related balance of the preferred stock warrant liability was reclassified to additional paid-in capital, and there would be no expenses related to these warrants in future periods. In October 2013, warrants to purchase an aggregate of 304,043 shares of common stock were exercised on a cashless basis resulting in a net issuance of 299,160 shares of common stock. As of December 31, 2013, warrants to purchase 311,747 shares of common stock at a weighted average exercise price of $0.72 per share were outstanding.

During the years ended December 31, 2011, 2012 and 2013, we recognized charges in the amount of $805,000, $2.5 million and $6.5 million, respectively, from the remeasurement of the fair value of the warrants, which was recorded through other expense, net in the consolidated statements of operations.

The value of the underlying warrants were determined using the following assumptions as of December 31, 2012:

As of December 31, 2012

Remaining contractual term (in years)	2.6 – 8.7
Risk-free interest rate	0.3% –1.5%
Volatility	55% –64%
Change of control probability	25% –50%
Control premium	40%
IPO threshold (in billions)	$0.6 – $1.8

The above assumptions were determined as follows:

Remaining contractual term—The remaining contractual term represents the time from the date of the valuation to the expiration of the warrant;

Risk-free interest rate—The risk-free interest rate is based on the U.S. Treasury yield in effect as of December 31, 2012 for zero coupon U.S. Treasury notes with maturities approximately equal to the term of the warrant;

Volatility—The volatility is derived from historical volatilities of several unrelated publicly listed peer companies over a period approximately equal to the term of the warrant because the Company has limited information on the volatility of the preferred stock since there is currently no trading history. When making the selections of industry peer companies to be used in the volatility calculation, the Company considered the size, operational and economic similarities to the Company’s principle business operations;

Change of control probability—The change of control probability is the Board of Directors’ estimate of the probability that the Company will be involved in a change of control transaction; and

Control premium—The control premium represents an additional amount above the value of an entity’s common stock that an investor would be willing to pay to obtain control over that entity.